American Century ETF Trust Prospectus and Summary Prospectus Supplement American Century® Select High Yield ETF
Supplement dated May 24, 2025 ■ Summary Prospectus and Prospectus dated January 1, 2025

Effective June 11, 2025, Rene Casis, Vice President, Portfolio Manager and Head of ETF Solutions, will no longer serve as portfolio manager for the fund. All information for Mr. Casis in the prospectus and summary prospectus is to be deleted as of that date.

The following entry is added to the Portfolio Managers section of the summary prospectus and the prospectus:

Will Enderle, Portfolio Manager, has been a member of the team that manages the fund since its inception.

The following entry is added to the The Fund Management Team section of the prospectus:

Will Enderle
Mr. Enderle, Portfolio Manager, has been a member of the team that manages the fund since its inception. He joined American Century Investments in 2019 and served as a Portfolio Management Associate from 2019 to 2022, when he became an Associate Portfolio Manager. He became a Portfolio Manager in 2025. He has a bachelor’s degree in finance from Wake Forest University.

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